UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2005
Forrester Research, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other juris- diction of incorporati	(Commission on File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, MA	02139

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 613-6000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
     Appointment of Principal Officers
Effective December 15, 2005, Gretchen G. Teichgraeber was elected to the Board of Directors of Forrester Research, Inc. (the “Company”). The Company has not yet determined the committee(s) on which Ms. Teichgraeber will serve. On December 15, 2005, the Company issued a press release announcing the election of Ms. Teichgraeber to the Company’s Board of Directors. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press release dated December 15, 2005 issued by Forrester Research, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2005	FORRESTER RESEARCH, INC.
	By:	/s/ Warren Hadley
Warren Hadley
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 15, 2005 issued by Forrester Research, Inc.